UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2012 (June 1, 2012)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 832-8002

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On June 1, 2012, Arbor Realty Trust, Inc., a Maryland corporation (the “Corporation”) filed with the State of Maryland Department of Assessments and Taxation Articles of Amendment in order to amend the Corporation’s charter to lower the Common Stock Ownership Limit and Aggregate Stock Ownership Limit from 7.0% to 5.0%.  As previously reported on a Form 8-K filed by the Corporation on May 25, 2012, the stockholders of the Corporation approved this amendment to the charter at the Corporation’s 2012 annual meeting of stockholders on May 23, 2012.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description

99.1	Articles of Amendment, dated June 1, 2012, to the Arbor Realty Trust, Inc. Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

By:	/s/ Paul Elenio
Name:	Paul Elenio
Title:	Chief Financial Officer

Date: June 4, 2012

EXHIBIT INDEX

Exhibit Number

99.1	Articles of Amendment, dated June 1, 2012, to the Arbor Realty Trust, Inc. Articles of Incorporation